REAL ESTATE LIEN NOTE
(Multiple Advance Loan)

Effective Date:    August 12, 2005

Maturity Date:    August 12, 2005

Maker:         DAVID E. McGEARY, d/b/a DEMCO, DAVID E. McGEARY COMPANY

Maker's Mailing Address:

    405 Airport Freeway, Suite 5
    Bedford, Texas  76021

Payee:    WOODHAVEN NATIONAL BANK

Place of Payment:

    P.O. Box 24248
    Fort Worth, Texas  76124-1248

Principal Amount: One Hundred Thirteen Thousand Six Hundred and No/100 Dollars ($113,600.00), or so much thereof as Payee may advance to or for the benefit of Maker, with interest calculated on a daily basis from the date hereof on the Principal Amount from time to time outstanding as herein provided. In this regard, Maker acknowledges that Payee will advance the Principal Amount of this Note to Maker in multiple installments.

Annual Interest Rate on Unpaid Principal Balance from Date of Funding:

Two Percent (2.0%) per annum above Payee's Prime Rate, which shall be adjusted daily to the rate in effect. As used herein, the term "Payee Prime Rate" means at any time the minimum prime lending rate for large U.S. money center commercial banks as published in the "Money Rates" table of The Wall Street Journal on the applicable day.  If multiple prime rates are published in the table, then the average of the prime rates will be the Payee's Prime Rate. In the event the prime rate is no longer published in The Wall Street Journal, Payee may refer to another similar source to identify the prime rate on corporate loans  at large United States money center commercial banks and apply that rate as Payee's Prime Rate.

Interest will be calculated on the basis of the number of days elapsed in a calendar year consisting of three hundred (360) days. Maker may prepay all or any part of the principal of this Note

REAL ESTATE LIEN NOTE                                                                                      Page 1

Initialed: /s/

before maturity without penalty, and interest shall immediately cease to accrue on any amount so prepaid. Prepayments shall be applied to installments on the last maturing principal, and interest on that prepaid principal shall immediately cease to accrue.

Annual Interest Rate on Matured Unpaid Amounts:

Eighteen Percent (18.00%) per annum

Terms of Payment (principal and interest):

Interest only on this Note will be payable monthly as it accrues, beginning September 12, 2005, and continuing monthly thereafter through July 12, 2006. All principal and accrued but unpaid interest will be due and payable in full on or before August 12, 2006.

Security of Payment:    This Note is secured by a Deed of Trust dated of even date herewith from Maker to Ron J. Casey, Trustee, that conveys the following real property:

Lot 12, Block 1, of HILLCRAFT ADDITION, an Addition to the City of Fort Worth,
Tarrant County, Texas, according to the Map thereof recorded in Cabinet A,
Slide 9838, of the Plat Records of Tarrant County, Texas.

Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest as the rates stated above. ALl unpaid amount shall be due by the final scheduled payment date.

If Maker defaults in the payment of this Note or in the performance of any obligation in any instrument securing or collateral to it, and the default continues after Payee gives Maker notice of the default and the time within which it must be cured, as may be required by law or by written agreement, then Payee may declare the unpaid principal balance and earned interest on this Note immediately due. Upon default, Maker and each surety, endorser and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, and notices of protest , to the extent permitted by law.

If this Note or any instrument securing or collateral to it is given to an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other  judicial proceedings, then Maker shall pay Payee all costs of collection and enforcement, including reasonable attorney's fees and court costs, in addition to other amounts due. Reasonable attorneys fees shall be 10% of all amounts due unless either party pleads otherwise.

Interest on the debt evidenced by this Note shall not exceed the maximum amount of

REAL ESTATE LIEN NOTE                                                                                        Page 2

Initialed: /s/

nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt.

Each Maker is responsible for all obligations represented by this Note.

When the context requires, singular nouns and pronouns include the plural.

THIS LOAN IS PAYABLE IN FULL AT THE END OF THE TWELVE (12) MONTHS. OR ON DEMAND. AT MATURITY, OR IF THE BANK DEMANDS PAYMENT, YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE BANK IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL THEREFORE BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER WILLING TO LEND YOU THE MONEY AT PREVAILING MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER THAN THE INTEREST RATE OF THIS LOAN.

Date: 8/12/2005

/s/ David E. McGEARY

DAVID E. McGEARY
d/b/a DEMCO, DAVID E. McGEARY COMPANY

REAL ESTATE LIEN NOTE                                                                                       PAGE 3

REAL ESTATE LIEN NOTE
(Multiple Advance Loan)

Effective Date:    August 12, 2005

Maturity Date:    August 12, 2005

Maker:         DAVID E. McGEARY, d/b/a DEMCO, DAVID E. McGEARY COMPANY

Maker's Mailing Address:

    405 Airport Freeway, Suite 5
    Bedford, Texas  76021

Payee:    WOODHAVEN NATIONAL BANK

Place of Payment:

    P.O. Box 24248
    Fort Worth, Texas  76124-1248

Principal Amount: One Hundred Twelve Thousand and No/100 Dollars ($112,000.00), or so much thereof as Payee may advance to or for the benefit of Maker, with interest calculated on a daily basis from the date hereof on the Principal Amount from time to time outstanding as herein provided. In this regard, Maker acknowledges that Payee will advance the Principal Amount of this Note to Maker in multiple installments.

Annual Interest Rate on Unpaid Principal Balance from Date of Funding:

Two Percent (2.0%) per annum above Payee's Prime Rate, which shall be adjusted daily to the rate in effect. As used herein, the term "Payee Prime Rate" means at any time the minimum prime lending rate for large U.S. money center commercial banks as published in the "Money Rates" table of The Wall Street Journal on the applicable day.  If multiple prime rates are published in the table, then the average of the prime rates will be the Payee's Prime Rate. In the event the prime rate is no longer published in The Wall Street Journal, Payee may refer to another similar source to identify the prime rate on corporate loans  at large United States money center commercial banks and apply that rate as Payee's Prime Rate.

Interest will be calculated on the basis of the number of days elapsed in a calendar year consisting of three hundred (360) days. Maker may prepay all or any part of the principal of this Note

REAL ESTATE LIEN NOTE                                                                                      Page 1

Initialed: /s/

Before maturity without penalty, and interest shall immediately cease to accrue on any amount so prepaid. Prepayments shall apply to installments on the last maturing principal, and interest on the prepaid principal shall immediately cease to accrue.

Annual Interest Rate on Matured Unpaid Amounts:

Eighteen Percent (18.00%) per annum

Terms of Payment (principal and interest):

Interest only on this note will be payable monthly as it accrues, beginning September 12, 2005 and continuing monthly thereafter through July 12, 2006. All principal and accrued but unpaid interest will be due and payable in full on or before August 12, 2006.

Security for Payment:     This note is secured by a Dead of Trust dated of even date herewith from Maker to Ron J. Casey, Trustee, that conveys the following real property:

Lot 11, Block 1, of HILLCRAFT ADDITION, an Addition to the City of Fort  Worth,
Tarrant County, Texas, according to the Map thereof recorded in Cabinet A,
Slide 9838, of the Plat Records of Tarrant County, Texas.

Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by the final scheduled payment date.

If Maker defaults in the payment of this note or in the performance of any obligation in any instrument securing or collateral to it, and the default continues after payee gives Maker notice of the default and the time within which it must be cured, as may be required by law or by written agreement, then Payee may declare the unpaid principal balance and earned interest on this Note immediately due. Upon default, Maker an each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, and notices of protest, to the extent permitted by law.

If this Notice or any instrument securing or collateral to it is given to an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee all costs of collection and enforcement, including reasonable attorney’s fees and court costs, in addition to other amounts due. Reasonable attorney’s fees shall be 10% of all amounts due unless either party pleads otherwise.

Interest on the debt evidenced by this Note shall not exceed the maximum amount of

REAL ESTATE LIEN NOTE                                                                                        Page 2

Initialed: ____________

Nonusurious interest that may be contracted for, taken reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that had been paid, refunded. On any acceleration of required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt.

Each Maker is responsible for all obligations represented by this Note.

When the context requires, singular nouns and pronouns include the plural.

THIS LOAN IS PAYABLE IN FULL AT THE END OF TWELVE (12)  MONTHS, OR ON DEMAND. AT MATURITY, OR IF THE BANK  DEMANDS PAYMENT, YOU MUST REPAY THE ENTIRE PRINCIPAL  BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE  BANK IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT  TIME. YOU WILL THEREFORE BE REQUIRED TO MAKE PAYMENT  OUT OF OTHER ASSETS YOU MAY OWN, OR YOU WILL HAVE TO FIND  A LENDER WILLING TO LEND YOU THE MONEY AT PREVAILING  MARKET RATES, WHICH TO LEND YOU THE MONEY AT PREVAIING  MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER THAN THE  INTEREST RATE ON THIS LOAN.

By:	/s/ DAVID E. McGEARY,
DAVID E. McGEARY,
d/b/a DEMCO, DAVID E. McGEARY COMPANY

WOODHAVEN NATIONAL BANK                                                  DAVID E MCGEARY DBA DEMCO.
                                                                      DAVID E MCGEARY COMPANY

/s/ J. Shawn Branum	/s/ David E. McGeary
J. Shawn Branum	David E. McGeary
Executive Vice President

INDIVIDUAL ACKNOWLEDGMENT

State of Texas
County of Tarrant

This instrument was acknowledged before me on the 25th day of May 2006

By: David E .Mcgeary
My commission expires:
                                                   /s/
                                                    Notary Public, State of Texas
                                                    Notary printed Name:

INDIVIDUAL ACKNOWLEDGMENT

State of Texas
County of Tarrant

This instrument was acknowledged before me on the _________day of ____________2006 by __________________________________________________________________
___________________________________________________________________________________________________________________________________________
My Commission expires:                               _____________________________
______________________                            Notary Public, State of Texas
Notary Printed Name

CORPORATE ACKNOWLEDGEMENT

State of Texas
Country of Tarrant

This instrument was acknowledged before me on the 25th  days of May, 2006 By J. Shawn Branum, Executive Vice President of Woodhaven National Banking Corporation, on behalf of said corporation.

My commission expires:
____________________                                 ____________________________
                                                Notary Public, State of Texas
                                                Notary’s printed name:

AFTER RECORDING RETURN TO:

WOODHAVEN NATIONAL BANK
6750 BRIDGE STREET
P O BOX 24248
FORT WORTH, TX 76124-1248

WOODHAVEN NATIONAL BANK
MODIFICATION AND EXTENSION AGREEMENT

THE STATE OF TEXAS     §
                §                                            KNOW ALL MEN BY THESE PRESENT:
COUNTY OF TARRANT   §

WHEREAS, David E. McGeary dba DEMCO, David E. McGeary Company executed one certain Note on the 2nd day of May, 2005, in the original principal sum of $164,250.00 payable to the order of Woodhaven National Bank, and secured by a Deed of Trust of even date therewith to Ron J. Casey, Trustee, Which said Deed of Trust is recorded under Clerk’s File no. D205150147, Deed of Trust records of Tarrant County, State of Texas, on the following property lying in Tarrant County, Texas to wit:

Lots 1-3 and 11-15, Block 1, of Hillcraft Addition, an addition to the City of Fort Worth,
Tarrant County, Texas, according to the Map thereof recorded in Babinet A,
Slide 9838 of the Plat Records of Tarrant County, Texas.

WHEREAS, the Woodhaven National Bank and David E. McGeary dba DEMCO, David E. McGeary Company are desirous of modifying the said Note and Deed of Trust as hereunto ser forth.

NOW THEREFORE, for the consideration of ONE DOLLAR ($1.00) and other good and valuable consideration, this date paid to each other, the parties hereto agree that the Note will be modified as follows:

Principal Balance: $98,520.00

Interest shall accrue at a rate of WSJFP + 2.00%

On demand, if no demand is made note is fully due and payable on or before May 2, 2007. Interest only is due monthly as it accrues. THE BANK IS UNDER NO OBLIGATION TO REFINANCE THIS LOAN.

IT IS AGREED AND UNDERSTOOD that the Note herein above described and the Deed of Trust securing same shall remain in full force and effect, subject to the modifications herein stated, and all other terms set out therein remaining effective against the parties hereto, their successors, assigns and administrators.

Borrower hereby releases the Lender from all claims, liabilities and causes of action which the borrower may be entitled to assert against the Lender by reason of the Lender’s contracting, charging or receiving for the use, forbearance, or detention of money, interest on the loan evidenced by the Note from the date thereof until execution of this instrument in excess of that permitted to be charged to the Borrower under applicable law.

EFFECTIVE THIS 2nd day of May           , 2006

EXECUTED 25th day of May                    , 2006